                                                                    Exhibit 10.2

                                   SWMX, INC.
                                 1 Bridge Street
                            Irvington, New York 10533

                                _______ __, 20 __

To:

Dear                     :
     --------------------

          We are  pleased  to inform  you that on  _______,  ____,  the Board of
Directors of SWMX, Inc. (the  "Company")  granted you a stock option pursuant to the  Company's  2006 Stock  Option Plan (the  "Plan"),  to purchase  shares (the
"Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the
------------ Company, at a price of $________ per Share.

          No part of this  option is  currently  exercisable.  The option may be exercised  with respect to one-third of the Shares,  rounded down to the nearest whole number, at any time on or after ___, ------------- 2007. The option may be exercised with respect to an additional one-third of the Shares, rounded down to the nearest whole number,  at any time on or after ___,  2008. The option may be exercised with respect ------------- to the remaining one-third of the Shares at any time on or after ___, 2009.  This option,  to the  -------------  extent not previously exercised, will expire on __________, ______.

          This  option  is  issued  in  accordance  with and is  subject  to and conditioned upon all of the terms and conditions of the Plan (a copy of which in its present form is attached hereto), as from time to time amended. Reference is made to the terms and conditions of the Plan, all of which are  incorporated  by reference in this option agreement as if fully set forth herein.

          You understand and acknowledge that, under existing law, unless at the time of the exercise of this option a registration statement under the Act is in effect as to such Shares (i) any Shares  purchased by you upon  exercise of this option  may  be  required  to  be  held  indefinitely  unless  such  Shares  are subsequently  registered under the Act or an exemption from such registration is available;  (ii)  any  sales  of such  Shares  made in  reliance  upon  Rule 144 promulgated  under  the Act may be made  only in  accordance  with the terms and conditions  of that Rule (which,  under  certain  circumstances,  restricts  the number of Shares  which may be sold and the manner in which Shares may be sold);
(iii)  certificates for Shares to be issued to you hereunder shall bear a legend to the effect  that the Shares have not been  registered  under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective  registration  statement  under the Act  relating  thereto or an opinion of counsel reasonably satisfactory to the Company that such registration is not  required  pursuant  to an  exemption  from such  registration;  (iv) the
Company will place an appropriate  "stop transfer" order with its transfer agent with respect to such Shares on the foregoing terms and  conditions;  and (v) the
Company has  undertaken  no  obligation to register the Shares or to include the
Shares in any registration  statement which may be filed by it subsequent to the issuance of the shares to you. In addition,  you understand and acknowledge that the Company has no obligation to you to furnish information  necessary to enable you to make sales under Rule 144..

          This option may be  exercised,  in whole or in part,  by delivering to the Company a written notice of exercise in the form attached  hereto as Exhibit
A, specifying the number of Shares to be purchased, together with payment of the purchase  price of the Shares to be purchased.  The purchase price is to be paid in cash or, at the  discretion of the  Compensation  Committee and to the extent permitted by law, either (i) by delivering  shares of Common Stock already owned by you and having an aggregate  fair market value on the date of exercise  equal to the  aggregate  exercise  price  of this  option  or  portion  thereof  being exercised,  (ii) by having  shares of Common Stock  withheld by the Company from the  Shares  otherwise  to be  received  with  such  withheld  Shares  having an aggregate  fair  market  value on the date of  exercise  equal to the  aggregate exercise price of this option or the portion thereof being  exercised,  or (iii)
by a combination of the foregoing,  provided that the combined value of all cash and cash equivalents and the fair market value of any shares  surrendered to, or withheld by, the Company is at least equal to such aggregate exercise price, and is in accordance with the Plan.

          Kindly  evidence your  acceptance of this option and your agreement to comply with the provisions hereof and of the Plan by executing this letter under the words "Agreed To and Accepted."

                                        Very truly yours,

                                        SWMX, INC.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

AGREED TO AND ACCEPTED:

----------------------------
(NAME)

                                      -2-

                                    EXHIBIT A

SWMX, Inc.
1 Bridge Street
Irvington, New York 10533

Ladies and Gentlemen:

          Notice is hereby  given of my election to  purchase  ______  shares of
Common  Stock,  $.01 par  value  (the  "Shares"),  of SWMX,  Inc.  at a price of
$_______ per Share,  pursuant to the  provisions of the option  granted to me on
[DATE OF  GRANT],  under the  Company's  2006 Stock  Option  Plan,  as  amended.
Enclosed in payment for the Shares is (check all that apply):

          /_/  my check in the amount of $________.

         */_/  __________________ Shares having a total value $___________, such value being  based on the  closing  price(s) of the Shares on the date hereof.

         */_/  __________________  Shares to be withheld by the Company from the
               Shares   otherwise   to  be   received   having  a  total   value
               $___________,  such value being based on the closing  price(s) of the Shares on the date hereof.

          The  following   information  is  supplied  for  use  in  issuing  and
registering the Shares purchased hereby:

         Number of Certificates
            and Denominations      ___________________

         Name                      ___________________

         Address                   ___________________

                                   ___________________

         Social Security Number    ___________________

Dated:  _______________, 20__

                                   Very truly yours,

                                   ___________________

*Subject to the approval of the Compensation Committee